                                 EXHIBIT 10.19

                  SECOND AMENDMENT OF 1998 TO CREDIT AGREEMENT
                                      AND
                              OTHER LOAN DOCUMENTS


                  THIS SECOND AMENDMENT of 1998 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (the "Amendment") is made and dated as of the __ day of April, 1998, by and between SANWA BANK CALIFORNIA ("Sanwa"), MELLON BANK, N.A. and BANKBOSTON, N.A. as the current Lenders under the Credit Agreement referred to below (and as the term "Lender" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, as Agent for the Lenders, and MERCURY AIR GROUP, INC., a New York corporation (the "Company").

                                    RECITALS

                  A. Pursuant to that certain Credit Agreement dated as of March 14, 1997, by and among the Agent, the Lenders and the Company (the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

                  B. The Company, the Agent and the Lenders have agreed to amend the Credit Agreement in certain respects as set forth more particularly below.

                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT

         1. Purchase or Retirement of Stock. To reflect the agreement of the parties hereto to increase the limit of permitted stock repurchases and redemptions currently contained in the Credit Agreement, effective as of the Effective Date (as defined in Paragraph 5 below), subparagraph 12(f) of the Credit Agreement is hereby amended to delete the dollar amount "$3,000,000.00" appearing therein and to replace the same with the dollar amount "$6,000,000.00."

         2. Tangible Net Worth. To reflect the agreement of the parties hereto to reduce the tangible net worth limits currently contained in the Credit Agreement, effective as of the Effective Date, subparagraph 12(j) of the Credit Agreement is hereby amended to delete the dollar amount "$45,00,000.00" appearing therein and to replace the same with the dollar amount "$44,000,000.00" and to delete the date "September 30, 1996" and to replace the same with the date "March 31, 1998".

         3. Reaffirmation of Loan Documents. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Agent or the Lenders under the Credit Agreement or any other Loan Document, (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby.

         4. Reaffirmation of Guaranties. By executing this Amendment as provided below, each Guarantor acknowledges the terms and conditions agreed to by the Company, the Agent and the Lenders under this Amendment, and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of such Guarantor or the rights of the Agent or the Lenders under the Guaranty executed by such Guarantor or any other document or instrument made or given by such Guarantor in connection therewith, (b) the term "Obligations" as used in the Guaranties includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and (c) each Guaranty remains in full force and effect.

         5. Effective Date. This Amendment shall be effective as of the date (the "Effective Date") that there has been delivered to the Agent:

                  (a) A copy of this Amendment, duly executed by each party hereto and acknowledged by each of the Guarantors; and

                  (b) Such corporate resolutions, incumbency certificates and other authorizing documentation as the Agent may request.

         6. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders that at the date hereof and at and as of the Effective Date:

                  (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (b) Both prior to and after giving effect hereto: (1) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

         7. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                             MERCURY AIR GROUP, INC.,
                                             a New York corporation



                                             By ___________________________
                                             Name _________________________
                                             Title ________________________


                                             SANWA BANK CALIFORNIA, as Agent and
                                             as a Lender



                                             By ___________________________
                                             Name _________________________
                                             Title ________________________


                                             MELLON BANK, N.A., as a Lender



                                             By ___________________________
                                             Name _________________________
                                             Title ________________________


                                             BANKBOSTON, N.A., as a Lender



                                             By ___________________________
                                             Name _________________________
                                             Title ________________________

ACKNOWLEDGED AND AGREED TO this ___ day of April, 1998:

EXCEL CARGO, INC.



By: ____________________________
Name: __________________________
Title: _________________________


FLORACOOL, INC.



By: ____________________________
Name: __________________________
Title: _________________________


HERMES AVIATION, INC.



By: ____________________________
Name: __________________________
Title: _________________________


MAYTAG AIRCRAFT CORPORATION



By: ____________________________
Name: __________________________
Title: _________________________

MERCURY AIR CARGO, INC.



By: ____________________________
Name: __________________________
Title: _________________________


VULCAN AVIATION, INC.



By: ____________________________
Name: __________________________
Title: _________________________


WOFFORD FLYING SERVICE, INC.



By: ____________________________
Name: __________________________
Title: _________________________


RENE PEREZ & ASSOCIATES, INC.



By: ____________________________
Name: __________________________
Title: _________________________